U N I T E D   S T A T E S

                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549



                              FORM 8-K

                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



             Date of Report
    (Date of earliest event reported)        July 14, 1995




                B A N C O R P   H A W A I I,   I N C.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)



         Hawaii                 1-6887            99-0148992
- ------------------------      -----------        -------------
(State of incorporation)      (Commission        (IRS Employer
                              File Number)    Identification No.)



 130 Merchant Street, Honolulu, Hawaii                    96813
- ----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)



      Registrant's telephone number,
          including area code)             (808) 537-8111



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Item 5.Other Events

        Exhibits are filed herewith in connection with a proposed offering of subordinated notes by Bank of Hawaii, a subsidiary of Bancorp Hawaii, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                               EXHIBITS

                (23)             Consent of Ernst & Young LLP

                (24)             Consolidated Financial Statements of
                                 Bank of Hawaii and Subsidiaries for the
                                 Years ended December 31, 1994, 1993 and
                                 1992 with Report of Independent Auditors.




                              SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date   July 14, 1995             BANCORP HAWAII, INC.



                                  RICHARD J. DAHL
                                      (Signature)

                                  Richard J. Dahl
                                  President and Director














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
                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549












                        BANCORP HAWAII, INC.








                    EXHIBITS TO CURRENT REPORT ON
                     FORM 8-K DATED July 14, 1995
















                                  Commission File Number 1-6887











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                           Exhibit Index



Exhibit No.              Description                                 Page

  (23)                   Consent of Ernst & Young LLP. . . . . . . . . 5

  (99)                   Consolidated Financial Statements of
                         Bank of Hawaii and Subsidiaries for
                         the Years ended December 31, 1994,
                         1993 and 1992 with Report of
                         Independent Auditors  . . . . . . . . . . . . 6








































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